Exhibit 99.1

NEWS RELEASE FOR IMMEDIATE RELEASE

Evergy Announces December 28, 2022 Transfer to Nasdaq Stock Market

KANSAS CITY, MO., December 15, 2022 – Evergy, Inc. (NYSE: EVRG) today announced it will transfer its stock exchange listing from the New York Stock Exchange (NYSE) to the Nasdaq Global Select Market, effective as of the opening of trading on Wednesday, December 28, 2022. The last day of trading on the NYSE will be Tuesday, December 27, 2022. Evergy’s common stock will continue to trade under the ticker symbol “EVRG”.

“Evergy prides itself on innovation and providing cost-effective power and clean energy to our customers, while bringing value to our shareholders, ” said David Campbell, Evergy’s President and Chief Executive Officer. “Our stock exchange move will allow us to benefit from Nasdaq’s cutting-edge technology and information in serving our shareholders, and we are excited to be joining a wide range of innovative companies listed on Nasdaq.”

About Evergy

Evergy, Inc. (NYSE: EVRG), serves 1.6 million customers in Kansas and Missouri. Evergy’s mission is to empower a better future. Our focus remains on producing, transmitting and delivering reliable, affordable, and sustainable energy for the benefit of our stakeholders. Today, about half of Evergy’s power comes from carbon-free sources, creating more reliable energy with less impact to the environment. We value innovation and adaptability to give our customers better ways to manage their energy use, to create a safe, diverse and inclusive workplace for our employees, and to add value for our investors. Headquartered in Kansas City, our employees are active members of the communities we serve.

For more information about Evergy, visit us at http://investors.evergy.com.

Forward Looking Statements

Statements made in this Document that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, statements relating to Evergy, Inc.’s strategic plan, including, without limitation, those related to earnings per share, dividend, operating and maintenance expense and capital investment goals; the outcome of legislative efforts and regulatory and legal proceedings; future energy demand; future power prices; plans with respect to existing and potential future generation resources; the availability and cost of generation resources and energy storage; target emissions reductions; and other matters relating to expected financial performance or affecting future operations. Forward-looking statements are often accompanied by forward-looking words such as “anticipates,” “believes,” “expects,” “estimates,” “forecasts,” “should,” “could,” “may,” “seeks,” “intends,” “proposed,” “projects,” “planned,” “target,” “outlook,” “remain confident,” “goal,” “will” or other words of similar meaning. Forward-looking statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the forward-looking information.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Evergy, Inc. and its subsidiaries (collectively, the “Evergy Companies”) are providing a number of risks, uncertainties and other factors that could cause actual results to differ from the forward-looking information. These risks, uncertainties and other factors include, but are not limited to: economic and weather conditions and any impact on sales, prices and costs; changes in business strategy or operations; the impact of federal, state and

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local political, legislative, judicial and regulatory actions or developments, including deregulation, re-regulation, securitization and restructuring of the electric utility industry; decisions of regulators regarding, among other things, customer rates and the prudency of operational decisions such as capital expenditures and asset retirements; changes in applicable laws, regulations, rules, principles or practices, or the interpretations thereof, governing tax, accounting and environmental matters, including air and water quality and waste management and disposal; the impact of climate change, including increased frequency and severity of significant weather events and the extent to which counterparties are willing to do business with, finance the operations of or purchase energy from the Evergy Companies due to the fact that the Evergy Companies operate coal-fired generation; prices and availability of electricity and natural gas in wholesale markets; market perception of the energy industry and the Evergy Companies; the impact of the Coronavirus pandemic on, among other things, sales, results of operations, financial condition, liquidity and cash flows, and also on operational issues, such as supply chain issues and the availability and ability of the Evergy Companies’ employees and suppliers to perform the functions that are necessary to operate the Evergy Companies; changes in the energy trading markets in which the Evergy Companies participate, including retroactive repricing of transactions by regional transmission organizations and independent system operators; financial market conditions and performance, including changes in interest rates and credit spreads and in availability and cost of capital and the effects on derivatives and hedges, nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; the transition to a replacement for the London Interbank Offered Rate benchmark interest rate; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of physical and cybersecurity breaches, criminal activity, terrorist attacks, acts of war and other disruptions to the Evergy Companies’ facilities or information technology infrastructure or the facilities and infrastructure of third-party service providers on which the Evergy Companies rely; Impact of the Russian, Ukrainian conflict on the global energy market; ability to carry out marketing and sales plans; cost, availability, quality and timely provision of equipment, supplies, labor and fuel; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays and cost increases of generation, transmission, distribution or other projects; the Evergy Companies’ ability to manage their transmission and distribution development plans and transmission joint ventures; the inherent risks associated with the ownership and operation of a nuclear facility, including environmental, health, safety, regulatory and financial risks; workforce risks, including those related to the Evergy Companies’ ability to attract and retain qualified personnel, maintain satisfactory relationships with their labor unions and manage costs of, or changes in, wages, retirement, health care and other benefits; disruption, costs and uncertainties caused by or related to the actions of individuals or entities, such as activist shareholders or special interest groups, that seek to influence Evergy, Inc.’s strategic plan, financial results or operations; the possibility that strategic initiatives, including mergers, acquisitions and divestitures, and long-term financial plans, may not create the value that they are expected to achieve in a timely manner or at all; difficulties in maintaining relationships with customers, employees, regulators or suppliers; and other risks and uncertainties.

This list of factors is not all-inclusive because it is not possible to predict all factors. You should also carefully consider the information contained in our other filings with the Securities and Exchange Commission (“SEC”). Additional risks and uncertainties are discussed in the Annual Report on Form 10-K for the year ended December 31, 2021, filed by the Evergy Companies with the SEC, and from time to time in current reports on Form 8-K and quarterly reports on Form 10-Q filed by the Evergy Companies with the SEC. Each forward-looking statement speaks only as of the date of the particular statement. The Evergy Companies undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

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Investor Contact: Pete Flynn Director, Investor Relations Phone: 816-652-1060 Peter.Flynn@evergy.com	Media Contact: Gina Penzig Manager, External Communications Phone: 785-508-2410 Gina.Penzig@evergy.com Media line: 888-613-0003

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